UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




  Date of report (Date of earliest event reported):  February 7, 2003




                       ARVIDA/JMB PARTNERS, L.P.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Delaware               0-16976                    36-3507015
-----------------     ------------------------     --------------------
(State or other       (Commission File Number)     (IRS Employer
jurisdiction of                                    Identification No.)
incorporation
or organization)




900 N. Michigan Avenue., Chicago, IL                 60611
----------------------------------------           ---------
(Address of Principal Executive Offices)           (Zip Code)




Registrant's telephone number, including area code:  312/440-4800




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 2.  DISPOSITION OF ASSETS.

     On February 7, 2003, Weston Town Center, LLC, a Delaware limited liability company (the "Seller"), closed on the sale of The Shoppes of Town Center (the "Shoppes"), a mixed-use retail/office plaza consisting of approximately 158,000 net leaseable square feet located in Weston, Florida, to Weston TC Ltd., a Florida limited partnership ("TC"), and Weston Common Area, Ltd., a Florida limited liability company ("Common Area" and together with TC collectively, the "Buyer"). Arvida/JMB Partners, L.P. ("Partnership") owns a 99.9% partnership interest in Arvida/JMB Partners ("Arvida/JMB"), which owns 100% of the membership interest in the Seller. TC and Common Area are, directly or indirectly, the assignees of the rights and obligations of Belmont Investment Corp., a Pennsylvania corporation, as purchaser under the Sale and Purchase Agreement, as amended, for the sale of the Shoppes (the "Sale and Purchase Agreement").

     The Seller made certain representations and warranties, and the Seller and Arivda/JMB made certain indemnities, for the benefit of the Buyer that survive the closing of the sale. In addition, pursuant to the terms of the Sale and Purchase Agreement, the Seller and Arvida/JMB entered into an agreement to indemnify the Buyer's lender from certain possible claims related to the Shoppes. In accordance with such indemnification, the Seller deposited $100,000 and the Buyer deposited $50,000 in escrow to secure the obligation to indemnify the Buyer's lender for such claims. Pursuant to the Sale and Purchase Agreement, the Seller also deposited $50,000 in escrow as security for completion of remediation work for compliance with the Americans with Disabilities Act.

     The Buyer is not affiliated with the Partnership or its General Partner, and the negotiated gross cash sale price of $34,330,000 was determined by arm's-length negotiations. Net cash proceeds received from the sale, after prorations, credits, amounts escrowed, closing costs and payment of the Seller's outstanding loan balance secured by the Shoppes plus unpaid interest totaled approximately $18,198,000. The net book value and net cash proceeds received from the sale of the Shoppes represented approximately 16% and 10%, respectively, of the Partnership's total consolidated assets for financial reporting purposes at September 30, 2002.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   Financial Statements of Business Acquired

           Not applicable

     (b)   Pro Forma Financial Information

           (i) Consolidated Pro Forma Balance Sheet of Arvida/JMB Partners, L.P. at September 30, 2002.

           (ii) Consolidated Pro Forma Statement of Operations of Arvida/JMB Partners, L.P. For the Nine Months Ended September 30, 2002.

           (iii) Consolidated Pro Forma Statement of Operations of Arvida/JMB Partners, L.P. For the Year Ended
                 December 31, 2001.

     (c)   Exhibits

           10.1 Sale and Purchase Agreement dated as of September 6, 2002, by and between Weston Town Center, LLC and Belmont Investment Corp., as amended by the First, Second and Third Amendments to Sale and Purchase Agreement, dated January 17, 2003, February 7, 2003 and February 7, 2003, respectively, for the sale of the Weston Town Center, also known as The Shoppes of Town Center located in Weston, Florida is filed herewith.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                            ARVIDA/JMB PARTNERS, L.P.

                            BY:   Arvida/JMB Managers, Inc.
                                  (The General Partner)




                                  By:  GAILEN J. HULL
                                       Gailen J. Hull, Vice President








Date:February 24, 2003

PART I.  FINANCIAL INFORMATION

     ITEM 1.  PRO FORMA FINANCIAL STATEMENTS


                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                                    CONSOLIDATED PRO FORMA BALANCE SHEET

                                             SEPTEMBER 30, 2002

                                                 (UNAUDITED)


                                                   ASSETS
                                                   ------

                                                                  Historical   Adjustments
                                                                 September 30, for Disposi-   Pro Forma
                                                                    2002         tion of    September 30,
                                                                 (Unaudited)   the Shoppes      2002
                                                                 ------------  ------------ -------------

Cash and cash equivalents . . . . . . . . . . . . . . . . . . .  $120,832,429   18,198,274   139,030,703
Restricted cash . . . . . . . . . . . . . . . . . . . . . . . .     3,058,161      150,000     3,208,161
Trade and other accounts receivable (net of allowance
  for doubtful accounts of $223,000 at September 30,
  2002 and December 31, 2001) . . . . . . . . . . . . . . . . .       973,127        --          973,127
Real estate inventories . . . . . . . . . . . . . . . . . . . .     3,890,977        --        3,890,977
Property and equipment, net . . . . . . . . . . . . . . . . . .     1,536,789        --        1,536,789
Investments in and advances to joint ventures, net. . . . . . .       300,950        --          300,950
Amounts due from affiliates, net. . . . . . . . . . . . . . . .       492,317        --          492,317
Prepaid expenses and other assets . . . . . . . . . . . . . . .     1,591,339        --        1,591,339
Assets held for sale. . . . . . . . . . . . . . . . . . . . . .    54,084,628  (30,668,928)   23,415,700
                                                                 ------------  -----------   -----------

      Total assets. . . . . . . . . . . . . . . . . . . . . . .  $186,760,717  (12,320,654)  174,440,063
                                                                 ============  ===========   ===========









                                                      4




                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES
                              CONSOLIDATED PRO FORMA BALANCE SHEET - Continued

                                 LIABILITIES AND PARTNERS' CAPITAL ACCOUNTS
                                 ------------------------------------------

                                                                  Historical   Adjustments
                                                                 September 30, for Disposi-   Pro Forma
                                                                    2002         tion of    September 30,
                                                                 (Unaudited)   the Shoppes      2002
                                                                 ------------  ------------ -------------
Liabilities:
  Accounts payable. . . . . . . . . . . . . . . . . . . . . . .  $  3,213,894        --        3,213,894
  Deposits. . . . . . . . . . . . . . . . . . . . . . . . . . .     2,543,350        --        2,543,350
  Accrued expenses and other liabilities. . . . . . . . . . . .    18,909,825        --       18,909,825
  Liabilities related to assets held for sale . . . . . . . . .    22,646,734  (15,038,471)    7,608,263
                                                                 ------------  -----------   -----------
  Commitments and contingencies

      Total liabilities . . . . . . . . . . . . . . . . . . . .    47,313,803  (15,038,471)   32,275,332
                                                                 ------------  -----------   -----------
Partners' capital accounts:
  General Partner and Associate Limited Partners:
    Capital contributions . . . . . . . . . . . . . . . . . . .        20,000        --           20,000
    Cumulative net income . . . . . . . . . . . . . . . . . . .    89,779,210       27,178    89,806,388
    Cumulative cash distributions . . . . . . . . . . . . . . .   (88,266,549)       --      (88,266,549)
                                                                 ------------  -----------   -----------
                                                                    1,532,661       27,178     1,559,839
                                                                 ------------  -----------   -----------
  Limited Partners:
    Capital contributions, net of offering costs. . . . . . . .   364,841,815        --      364,841,815
    Cumulative net income . . . . . . . . . . . . . . . . . . .   392,223,475    2,690,639   394,914,114
    Cumulative cash distributions . . . . . . . . . . . . . . .  (619,151,037)       --     (619,151,037)
                                                                 ------------  -----------   -----------
                                                                  137,914,253    2,690,639   140,604,892
                                                                 ------------  -----------   -----------
      Total partners' capital accounts. . . . . . . . . . . . .   139,446,914    2,717,817   142,164,731
                                                                 ------------  -----------   -----------
      Total liabilities and
        partners' capital . . . . . . . . . . . . . . . . . . .  $186,760,717  (12,320,654)  174,440,063
                                                                 ============  ===========   ===========





                   See accompanying notes to consolidated pro forma financial statements.

                                                      5

                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                               CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                 (UNAUDITED)

                                                                 Historical                   Pro Forma
                                                                 Nine Months   Adjustments   Nine Months
                                                                   Ended       for Disposi-     Ended
                                                                September 30,  tion of the  September 30,
                                                                    2002         Shoppes        2002
                                                                -------------  ------------ -------------

Revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . . . . . .  $235,024,475        --      235,024,475
  Homesites . . . . . . . . . . . . . . . . . . . . . . . . . .         --           --            --
  Land and property . . . . . . . . . . . . . . . . . . . . . .       702,417        --          702,417
  Operating properties. . . . . . . . . . . . . . . . . . . . .         --           --            --
  Brokerage and other operations. . . . . . . . . . . . . . . .     1,863,214        --        1,863,214
                                                                 ------------  -----------   -----------

        Total revenues. . . . . . . . . . . . . . . . . . . . .   237,590,106        --      237,590,106
                                                                 ------------  -----------   -----------

Cost of revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . . . . . .   177,832,895        --      177,832,895
  Homesites . . . . . . . . . . . . . . . . . . . . . . . . . .         --           --            --
  Land and property . . . . . . . . . . . . . . . . . . . . . .       992,716        --          992,716
  Operating properties. . . . . . . . . . . . . . . . . . . . .        77,881        --           77,881
  Brokerage and other operations. . . . . . . . . . . . . . . .     1,555,595        --        1,555,595
                                                                 ------------  -----------   -----------

        Total cost of revenues. . . . . . . . . . . . . . . . .   180,459,087        --      180,459,087
                                                                 ------------  -----------   -----------

Gross operating profit. . . . . . . . . . . . . . . . . . . . .    57,131,019        --       57,131,019
Selling, general and administrative expenses. . . . . . . . . .    (9,276,062)       --       (9,276,062)
                                                                 ------------  -----------   -----------

        Net operating income. . . . . . . . . . . . . . . . . .    47,854,957        --       47,854,957






                                                      6




                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                         CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS - Continued

                                                 (UNAUDITED)


                                                                 Historical                   Pro Forma
                                                                 Nine Months   Adjustments   Nine Months
                                                                   Ended       for Disposi-     Ended
                                                                September 30,  tion of the  September 30,
                                                                    2002         Shoppes        2002
                                                                -------------  ------------ -------------

Interest income . . . . . . . . . . . . . . . . . . . . . . . .       905,987        --          905,987
Equity in earnings of unconsolidated ventures . . . . . . . . .       298,610        --          298,610
Interest and real estate taxes, net of
  amounts capitalized . . . . . . . . . . . . . . . . . . . . .       (52,005)       --          (52,005)
                                                                 ------------  -----------   -----------
        Income from continuing operations . . . . . . . . . . .    49,007,549        --       49,007,549

Discontinued Operations:
  Net income (loss) from assets held for sale . . . . . . . . .     3,233,297   (1,234,395)    1,998,902
                                                                 ------------  -----------   -----------

        Net income. . . . . . . . . . . . . . . . . . . . . . .  $ 52,240,846   (1,234,395)   51,006,451
                                                                 ============  ===========   ===========

        Net income before discontinued operations
          per Limited Partnership Interest. . . . . . . . . . .  $     112.49        --           112.49
        Discontinued operations per Limited
          Partnership Interest. . . . . . . . . . . . . . . . .          8.02        (3.05)         4.97
                                                                 ------------  -----------   -----------
        Net income per Limited Partner Interest . . . . . . . .  $     120.51        (3.05)       117.46
                                                                 ============  ===========   ===========

        Cash distributions per Limited Partnership
          Interest. . . . . . . . . . . . . . . . . . . . . .    $     275.00        --           275.00
                                                                 ============  ===========   ===========







                   See accompanying notes to consolidated pro forma financial statements.

                                                      7

                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                               CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                                 (UNAUDITED)

                                                                 Historical    Adjustments   Pro Forma
                                                                 Year Ended    for Disposi-  Year Ended
                                                                 December 31,  tion of the  December 31,
                                                                     2001        Shoppes        2001
                                                                 ------------  ------------ -------------
Revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . . . . . .  $416,513,636        --      416,513,636
  Homesites . . . . . . . . . . . . . . . . . . . . . . . . . .       422,994        --          422,994
  Land and property . . . . . . . . . . . . . . . . . . . . . .    16,370,853        --       16,370,853
  Operating properties. . . . . . . . . . . . . . . . . . . . .    17,027,648     (708,756)   16,318,892
  Brokerage and other operations. . . . . . . . . . . . . . . .     4,138,721        --        4,138,721
                                                                 ------------  -----------   -----------

        Total revenues. . . . . . . . . . . . . . . . . . . . .   454,473,852     (708,756)  453,765,096
                                                                 ------------  -----------   -----------

Cost of revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . . . . . . .   303,084,304        --      303,084,304
  Homesites . . . . . . . . . . . . . . . . . . . . . . . . . .       744,610        --          744,610
  Land and property . . . . . . . . . . . . . . . . . . . . . .    12,827,938        --       12,827,938
  Operating properties. . . . . . . . . . . . . . . . . . . . .    14,698,614     (614,978)   14,083,636
  Brokerage and other operations. . . . . . . . . . . . . . . .     4,027,994        --        4,027,994
                                                                 ------------  -----------   -----------

        Total cost of revenues. . . . . . . . . . . . . . . . .   335,383,460     (614,978)  334,768,482
                                                                 ------------  -----------   -----------

Gross operating profit. . . . . . . . . . . . . . . . . . . . .   119,090,392      (93,778)  118,996,614
Selling, general and administrative expenses. . . . . . . . . .   (18,068,111)       --      (18,068,111)
Asset impairment. . . . . . . . . . . . . . . . . . . . . . . .    (2,500,000)       --       (2,500,000)
                                                                 ------------  -----------   -----------

        Net operating income. . . . . . . . . . . . . . . . . .    98,522,281      (93,778)   98,428,503







                                                      8




                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                         CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS - Continued

                                                 (UNAUDITED)



                                                                 Historical    Adjustments   Pro Forma
                                                                 Year Ended    for Disposi-  Year Ended
                                                                 December 31,  tion of the  December 31,
                                                                     2001        Shoppes        2001
                                                                 ------------  ------------ -------------

Interest income . . . . . . . . . . . . . . . . . . . . . . . .     2,824,312        --        2,824,312
Equity in earnings of unconsolidated ventures . . . . . . . . .       317,607        --          317,607
Interest and real estate taxes, net of amounts capitalized. . .      (174,771)       --         (174,771)
                                                                 ------------  -----------   -----------
        Net income. . . . . . . . . . . . . . . . . . . . . . .  $101,489,429      (93,778)  101,395,651
                                                                 ============  ===========   ===========

        Allocation of net income:
          General Partner and Associated Limited Partners . . .  $ 13,472,256        --       13,459,807
          Limited Partners. . . . . . . . . . . . . . . . . . .    88,017,173      (93,778)   87,935,844
                                                                 ------------  -----------   -----------
            Total . . . . . . . . . . . . . . . . . . . . . . .  $101,489,429      (93,778)  101,395,651
                                                                 ============  ===========   ===========

        Net income per Limited Partner Interest . . . . . . . .  $     217.86         (.23)       217.63
                                                                 ============  ===========   ===========

        Cash distribution per Limited
          Partnership Interest. . . . . . . . . . . . . . . .    $     200.06        --           200.06
                                                                 ============  ===========   ===========












                   See accompanying notes to consolidated pro forma financial statements.

                                                      9

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO
              CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                              (Unaudited)


1.   BASIS OF PRESENTATION

     The accompanying unaudited consolidated pro forma financial statements of the Partnership have been prepared in accordance with the instructions to Form 8-K and to Article 11 of Regulation S-X. The accompanying unaudited consolidated pro forma balance sheet is presented as if the sale of the Shoppes of Town Center (hereinafter referred to as the "Shoppes sale") occurred on September 30, 2002. The accompanying unaudited consolidated pro forma statements of operations are presented for the nine months ended September 30, 2002 as if the Shoppes sale occurred as of January 1, 2002 and for the year ended December 31, 2001 as if the Shoppes sale occurred as of January 1, 2001.

     The unaudited consolidated pro forma financial statements should be read in conjunction with the financial statements and footnotes included thereto in the Partnership's Form 10-K for the year ended December 31, 2001 and the Partnership's Form 10-Q for the period ended September 30, 2002. The unaudited consolidated pro forma financial statements were prepared utilizing the accounting policies as outlined in such historical financial statements except as noted herein. In management's opinion, all adjustments considered necessary for a fair presentation of the effects of the Shoppes sale have been reflected in the unaudited consolidated pro forma financial statements.

     The unaudited consolidated pro forma financial statements are not necessarily indicative of the Partnership's actual financial position at September 30, 2002 or what the actual results of operations of the Partnership would have been assuming the Shoppes sale occurred as of the respective dates stated above nor are they necessarily indicative of the Partnership's results of operations for future periods.


2.   ADJUSTMENTS TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIALS

     All of the adjustments are to reflect the effects of the Shoppes sale. For the unaudited consolidated pro forma balance sheet, such adjustments reflect the net cash proceeds realized from the Shoppes sale, the restricted cash from the sale placed in escrow, the elimination of the Shoppes' Assets held for sale and Liabilities related to assets held for sale, and an adjustment to partners' capital to reflect the gain on the Shoppes sale. For the unaudited consolidated pro forma statements of operations, such adjustments reflect the elimination of (i) the Shoppes' Net income from assets held for sale and the related reduction in net income for Discontinued operations per Limited Partnership Interest for the nine months ended September 30, 2002, and (ii) Operating properties revenues and cost of revenues and the related reduction in net income for the year ended December 31, 2001.

















                                  10